Exhibit 99.1

Belden Announces €450 Million Private Offering of Senior Subordinated Notes

January 12, 2026

ST. LOUIS—(BUSINESS WIRE)— Belden Inc. (NYSE: BDC), a leading global supplier of specialty networking solutions, today announced that, subject to market conditions, it intends to offer €450 million in aggregate principal amount of senior subordinated notes due 2033 (the “Notes”) for sale to eligible purchasers in a private offering (the “Notes Offering”).

Belden intends to use the net proceeds from the Notes Offering along with cash on hand to fund the redemption in full of its 3.375% senior subordinated notes due 2027 (the “2027 Notes”), pursuant to the terms of the Indenture relating to the 2027 Notes, and pay related fees and expenses.

The Notes to be offered have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws; and unless so registered, the Notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Notes are being offered and sold only to persons reasonably believed to be qualified institutional buyers under Rule 144A and outside the United States to non-U.S. persons under Regulation S.

This announcement shall not constitute an offer to sell or a solicitation of an offer to buy any of the Notes, nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. This announcement shall not constitute a redemption notice and is not an offer to redeem or purchase any of the 2027 Notes.

In connection with the Notes Offering, the initial purchasers may engage in stabilizing transactions with a view to supporting the market price of the Notes at a level higher than that which might otherwise prevail. Any such stabilization action must be conducted in accordance with all applicable laws and rules.

About Belden

Belden Inc. delivers complete connection solutions that unlock untold possibilities for our customers, their customers and the world. We advance ideas and technologies that enable a safer, smarter and more prosperous future. Throughout our 120+ year history we have evolved as a company, but our purpose remains – making connections. By connecting people, information and ideas, we make it possible. We are headquartered in St. Louis and have manufacturing capabilities in North America, Europe, Asia and Africa.

Forward Looking Statements

This release contains, and any statements made by us concerning the subject matter of this release may contain, forward-looking statements. In some cases these statements are identifiable through the use of words such as “anticipate,” “believe,” “estimate,” “forecast,” “guide,” “expect,” “intend,” “plan,” “project,” “target,” “can,” “could,” “may,” “should,” “will,” “would” and similar expressions. Forward-looking statements reflect management’s current beliefs and expectations and are not guarantees of future performance. Actual results may differ materially from those suggested by any forward-looking statements for a number of reasons. The forward-looking statements involve risks and uncertainties that affect operations, financial performance and other factors, as discussed in filings with the Securities and Exchange Commission (“SEC”).

For a more complete discussion of risk factors, please see our Annual Report on Form 10-K for the period ended December 31, 2024, filed with the SEC on February 13, 2025. Although the content of this release represents our best judgment as of the date of this release based on information currently available and reasonable assumptions, we give no assurances that the expectations will prove to be accurate. Deviations from the expectations may be material. For these reasons, Belden cautions readers to not place undue reliance on these forward-looking statements, which speak only as of the date made. Belden disclaims any duty to update any forward-looking statements as a result of new information, future developments, or otherwise, except as required by law.

This press release has been prepared on the basis that any offer of Notes in any member state of the European Economic Area (“EEA”) will be made pursuant to an exemption under the Prospectus Regulation from the requirement to publish a prospectus for offers of notes. For these purposes the expression “Prospectus Regulation” means Regulation (EU) 2017/1129, as amended. This press release does not constitute a prospectus within the meaning of the Prospectus Regulation and does not constitute an offer to the public in the EEA.

The Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the EEA. For these purposes, a retail investor means a person who is one (or more) of (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”), (ii) a customer within the meaning of Directive (EU) 2016/97 (as amended, the “Insurance Distribution Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II, or (iii) not a qualified investor as defined in the Prospectus Regulation. Consequently, no key information document required by Regulation (EU) No. 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the Notes or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the Notes or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPs Regulation.

This press release has been prepared on the basis that any offer of the Notes in the United Kingdom (the “UK”) will be made pursuant to an exemption under the FSMA and the UK Prospectus Regulation from the requirement to publish a prospectus for offers of notes. For these purposes, UK Prospectus Regulation means Regulation (EU) 2017/1129 as it forms part of domestic law in the UK by virtue of the European Union (Withdrawal) Act 2018 (the “EUWA”) and FSMA means the Financial Services and Markets Act 2000, as amended. This press release does not constitute a prospectus within the meaning of the UK Prospectus Regulation and does not constitute an offer to the public in the UK.

The Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the UK. For these purposes, a retail investor means a person who is one (or more) of: (i) not a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law in the UK by virtue of the EUWA (“UK MiFIR”); (ii) a customer within the meaning of the provisions of the FSMA and any rules or regulations made under the FSMA to implement the Insurance Distribution Directive, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of UK MiFIR, or (iii) not a qualified investor as defined in Article 2 of the UK Prospectus Regulation. Consequently, no key information document required by the PRIIPs Regulation as it forms part of domestic law in the UK by virtue of the EUWA (the “UK PRIIPs Regulation”) for offering or selling the Notes or otherwise making them available to retail investors in the UK has been prepared and, therefore, offering or selling the Notes or otherwise making them available to any retail investor in the UK may be unlawful under the UK PRIIPs Regulation.

MiFID II and UK MiFIR product governance / Professional investors and ECPs only target market. Manufacturer target market (MiFID II and UK MiFIR product governance) is eligible counterparties and professional clients only (all distribution channels).

In the United Kingdom, this press release is only being distributed to and is only directed at “qualified investors” as defined in the UK Prospectus Regulation that are (i) “investment professionals,” as such term is defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Order”); (ii) high net worth entities or other persons falling within Article 49(2)(a) to (d) of the Order, or (iii) persons to whom an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) in connection with the issue or sale of any Notes may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as “relevant persons”). This press release is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this press release relates is available only to relevant persons and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such Notes will be engaged in only with relevant persons.

Belden and the Belden logo are trademarks or registered trademarks of Belden Inc. or its affiliated companies in the United States and other jurisdictions. Belden and other parties may also have trademark rights in other terms used herein.

BDC-Financial

Belden Investor Relations

Aaron Reddington, CFA

(317) 219-9359

Investor.Relations@Belden.com

Source: Belden Inc.

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